Exhibit 25.1
____________________________________________
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________
FORM T-1
STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939
OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)
____________________
DEUTSCHE BANK TRUST COMPANY AMERICAS
(formerly BANKERS TRUST COMPANY)
(Exact name of trustee as specified in its charter)

NEW YORK	13-4941247
(Jurisdiction of incorporation or organization if not a U.S. national bank)	(I.R.S. Employer Identification No.)

60 WALL STREET NEW YORK, NY	10005
(Address of principal executive offices)	(Zip Code)
Deutsche Bank Trust Company Americas
Attention: Catherine Wang
Legal Department
60 Wall Street, 36th Floor
New York, New York 10005
(212) 250-7544
(Name, address and telephone number of agent for service)
____________________________________________
ZOETIS INC.
(Exact name of registrant as specified in its charter)

Delaware	46-0696167
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
100 Campus Drive
Florham Park, NJ 07932
(973) 822-7000
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
Heidi C. Chen, Esq.
Executive Vice President,
General Counsel and Corporate Secretary
100 Campus Drive
Florham Park, NJ 07932
(973) 822-7000
(Name, address, including zip code and telephone number, including area code, of agent for service)
Copies To:
Eric W. Blanchard
Covington & Burling LLP
620 Eighth Avenue
New York, NY 10018
(212) 841-1000
____________________________________________
Debt Securities
(Title of Indenture securities)
____________________________________________

Item 1. General Information.

Furnish the following information as to the trustee.

(a)     Name and address of each examining or supervising authority to which it is subject.

Name                            Address
Federal Reserve Bank (2nd District)            New York, NY
Federal Deposit Insurance Corporation            Washington, D.C.
New York State Banking Department            Albany, NY

(b)    Whether it is authorized to exercise corporate trust powers.
Yes.

Item 2. Affiliations with Obligor.

If the obligor is an affiliate of the Trustee, describe each such affiliation.

None.

Item 3. -15. Not Applicable

Item 16. List of Exhibits.

Exhibit 1 -
Restated Organization Certificate of Bankers Trust Company dated August 6, 1998, Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated September 16, 1998, Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated December 16, 1998, Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated September 3, 1999, and Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated February 27, 2002, incorporated herein by reference to Exhibit 1 filed with Form T-1 Statement, Registration No. 333-201810.

Exhibit 2 -	Certificate of Authority to commence business, incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement, Registration No. 333-201810.

Exhibit 3 -	Authorization of the Trustee to exercise corporate trust powers, incorporated herein by reference to Exhibit 3 filed with Form T-1 Statement, Registration No. 333-201810.

Exhibit 4 -	Existing By-Laws of Deutsche Bank Trust Company Americas, as amended on July 24, 2014, incorporated herein by reference to Exhibit 4 filed with Form T-1 Statement, Registration No. 333-201810.

Exhibit 5 -	Not applicable.

Exhibit 6 -	Consent of Bankers Trust Company required by Section 321(b) of the Act, incorporated herein by reference to Exhibit 6 filed with Form T-1 Statement, Registration No. 333-201810.

Exhibit 7 -	A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

Exhibit 8 -	Not Applicable.

Exhibit 9 -	Not Applicable.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Deutsche Bank Trust Company Americas, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on this 21st day of July, 2015.

DEUTSCHE BANK TRUST COMPANY AMERICAS

/s/ Carol Ng
By:    Name: Carol Ng
Title: Vice President